FT4070A


                          MASTER DISTRIBUTION CONTRACT


                                 Republic Funds
                              Six St. James Avenue
                           Boston, Massachusetts 02116


                                  June 14, 1993
                     as amended and restated August 28, 1995



Signature Broker-Dealer
Services, Inc.
Six St. James Avenue
Boston, Massachusetts 02116

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Sponsor") as follows:

         1. The Trust is an open-end investment company organized as a Massachusetts business trust, and consists of one or more separate investment portfolios as may be established and designated by the Trustees from time to time (the "Funds"). This Amended and Restated Master Distribution Contract (this "Contract") shall pertain to such Funds as shall be designated in supplements to this Contract ("Supplements"), as further agreed between the Trust and the Sponsor. A separate series of shares of beneficial interest in the Trust (the "Shares") is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions specified in the currently effective Prospectus (the "Prospectus") relating to the Trust and each Fund included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Sponsor. Any amendments to those documents shall be furnished to the Sponsor promptly. The Trust has entered into a Master Investment Advisory Contract and Supplements thereto (the "Advisory Contract") with Republic National Bank of New York, N.A. (the "Adviser") under which the Adviser will provide the Trust with investment management services and a Master Administrative Services Contract and Supplements thereto (the "Administrative Services Contract") with you. The Trust also has adopted an amended and Restated Master Distribution Plan (and Supplements thereto) (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.

         2. The Sponsor shall be the Trust's distributor for the unsold portion of the Shares which may from time to time be registered under the 1933 Act and will provide (or cause to be provided) certain shareholder services.

         3. The Trust shall sell Shares to the Sponsor, as the Trust's distributor, for resale, directly or through dealers, to the eligible investors as described in the Prospectus. All orders through the Sponsor shall be subject to acceptance and confirmation by the Trust. The Trust shall have the right, at its election, to deliver either Shares issued upon original issue or treasury Shares.

         4. As the Trust's distributor, the Sponsor may sell and distribute Shares in such manner not inconsistent with the provisions hereof and the Trust's Prospectus as the Sponsor may determine from time to time. In this connection, the Sponsor shall comply with all laws, rules and regulations applicable to it, including, without limiting the generality of the foregoing, all applicable rules or regulations under the 1940 Act and of any securities association registered under the Securities Exchange Act of 1934 (the "1934 Act").

         5. The Trust reserves the right to sell Shares to purchasers to the extent that it or the transfer agent for its Shares receives purchase requests therefor.

         6. All Shares offered for sale and sold by the Sponsor shall be offered for sale and sold by the Sponsor to designated investors at the price per Share specified and determined as provided in the Prospectus including any applicable reductions or eliminations of sales charges described therein (the "offering price"). The Trust shall determine and promptly furnish to the Sponsor a statement of the offering price at least once on each day on which the New York Stock Exchange is open for trading and on each additional day on which each Fund's net asset value might be materially affected by changes in the value of its portfolio securities. Each offering price shall become effective at the time and shall remain in effect during the period specified in the statement. Each such statement shall show the basis of its computation. The difference between the offering price and net asset value (which amount shall not be in excess of that set forth in the Prospectus) may be retained by the Sponsor, or all or any part thereof may be paid to a purchaser's investment dealer, in accordance with the Prospectus.

         7. The Sponsor may provide shareholder services or, as agent for the Trust, arrange for the provision of shareholder services by dealers, banks or others. Such services may include providing personal services to shareholders and maintaining shareholder accounts.

         8. The Trust shall furnish the Sponsor from time to time, for use in connection with the sale of Shares, such written information with respect to the Trust as the Sponsor may reasonably request. In each case such written information shall be signed by an authorized officer of the Trust. The Trust represents and warrants that such information, when signed by one of its officers, shall be true and correct. The Trust also shall furnish to the Sponsor copies of its reports to its shareholders and such additional information regarding the Trust's financial condition as the Sponsor may reasonably request from time to time.

         9. The Registration Statement and the Prospectus have been or will be, as the case may be, prepared in conformity with the 1933 Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC"). The Trust represents and warrants to the Sponsor that the Registration Statement and
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                                                         3

the Prospectus contain or will contain all statements required to be stated therein in accordance with the 1933 Act, the 1940 Act and the rules and regulations thereunder, that all statements of fact contained or to be contained therein are or will be true and correct at the time indicated or the effective date, as the case may be, and that neither the Registration Statement nor the Prospectus, when it shall become effective under the 1933 Act or be authorized for use, shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares. The Trust shall from time to time file such amendment or amendments to the Registration Statement and the Prospectus as, in the light of future developments, shall, in the opinion of the Trust's counsel, be necessary in order to have the Registration Statement and the Prospectus at all times contain all material facts required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares. If the Trust shall not file such amendment or amendments within 15 days after receipt by the Trust of a written request from the Sponsor to do so, the Sponsor may, at its option, terminate this Contract immediately. The Trust shall not file any amendment to the Registration Statement or the Prospectus without giving the Sponsor reasonable notice thereof in advance, provided that nothing in this Contract shall in any way limit the Trust's right to file at any time such amendments to the Registration Statement or the Prospectus as the Trust may deem advisable. The Trust represents and warrants to the Sponsor that any amendment to the Registration Statement or the Prospectus filed hereafter by the Trust will, when it becomes effective under the 1933 Act, contain all statements required to be stated therein in accordance with the 1933 Act, the 1940 Act and the rules and regulations thereunder, that all statements of fact contained therein will, when the same shall become effective, be true and correct, and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares.

         10. The Trust shall prepare and furnish to the Sponsor from time to time such number of copies of the most recent form of the Prospectus filed with the SEC as the Sponsor may reasonably request. The Trust authorizes the Sponsor to use the Prospectus, in the form furnished to the Sponsor from time to time, in connection with the sale of Shares. The Trust shall indemnify, defend and hold harmless the Sponsor, its officers and Trustees and any person who controls the Sponsor within the meaning of the 1933 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Sponsor, its officers and Trustees or any such controlling person may incur under the 1933 Act, the 1940 Act, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either or necessary to make the statements in either not misleading. This Contract shall not be construed to protect the Sponsor against any liability to the Trust or its shareholders to which the Sponsor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Contract. This indemnity agreement is expressly conditioned upon the Trust being notified of any action brought against the Sponsor, its officers or Trustees or any such controlling person, which notification shall be given by letter or by telegram addressed to the Trust at its principal office and sent to the Trust by the person against whom such action is brought within 10 days after the summons or other first legal process shall have been served. The failure to notify the Trust of any such action shall not relieve the Trust from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this paragraph. The Trust shall be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, the defense shall be conducted by counsel chosen by the Trust and approved by the Sponsor. If the Trust elects to assume the defense of any such suit and retain counsel approved by the Sponsor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them, but in case the Trust does not elect to assume the defense of any such suit, or in case the Sponsor does not approve of counsel chosen by the Trust, the Trust will reimburse the Sponsor, its officers and Trustees or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Sponsor or them. In addition, the Sponsor shall have the right to employ counsel to represent it, its officers and Trustees and any such controlling person who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Sponsor against the Trust hereunder if in the reasonable judgment of the Sponsor it is advisable for the Sponsor, its officers and Trustees or such controlling person to be represented by separate counsel, in which event the fees and expenses of such separate counsel shall be borne by the Trust. This indemnity agreement and the Trust's representations and warranties in this Contract shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Sponsor, its officers and Trustees or any such controlling person. This indemnity agreement shall inure exclusively to the benefit of the Sponsor and its successors, the Sponsor's officers and directors and their respective estates and any such controlling persons and their successors and estates. The Trust shall promptly notify the Sponsor of the commencement of any litigation or proceedings against it in connection with the issue and sale of any Shares.

         11. The Sponsor agrees to indemnify, defend and hold harmless the Trust, its officers and Trustees and any person who controls the Trust within the meaning of the 1933 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the 1933 Act, the 1940 Act, common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Sponsor to the Trust specifically for use in the Registration Statement or the Prospectus or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or the Prospectus or necessary to make such information not misleading.

This indemnity agreement is expressly conditioned upon the Sponsor being notified of any action brought against the Trust, its officers or Trustees or any such controlling person, which notification shall be given by letter or telegram addressed to the Sponsor at its principal office and sent to the Sponsor by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to notify the Sponsor of any such action shall not relieve the Sponsor from any liability which it may have to the Trust, its officers or Trustees or such controlling person by reason of any such alleged misstatement or omission on the Sponsor's part otherwise than on account of the indemnity agreement contained in this paragraph. The Sponsor shall have a right to control the defense of such action with counsel of its own choosing and approved by the Trust if such action is based solely upon such alleged misstatement or omission on the Sponsor's part, and in any other event the Trust, its officers and Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action at their own expense.

         12. No Shares shall be sold to the Sponsor or by the Trust under this Contract and no orders for the purchase of Shares shall be confirmed or accepted by the Trust if and so long as the effectiveness of the Registration Statement shall be suspended under any of the provisions of the 1933 Act. Nothing contained in this paragraph 11 shall in any way restrict, limit or have any application to or bearing upon the Trust's obligation to redeem Shares from any shareholder in accordance with the provisions of its Declaration of Trust. The Trust will use its best efforts at all times to have Shares effectively registered under the 1933 Act.

         13.      The Trust agrees to advise the Sponsor immediately:

                   (a) of any request by the SEC for amendments to the Registration Statement or the Prospectus or for additional information;

                   (b) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the Prospectus under the 1933 Act or the initiation of any proceedings for that purpose;

                   (c) of the happening of any material event which makes untrue any statement made in the Registration Statement or the Prospectus or which requires the making of a change in either thereof in order to make the statements therein not misleading; and

                   (d) of all action of the SEC with respect to any amendments to the Registration Statement or the Prospectus which may from time to time be filed with the SEC under the 1933 Act or the 1940 Act.

         14. Insofar as they concern the Trust, the Trust shall comply with all applicable laws, rules and regulations, including, without limiting the generality of the foregoing, all rules or regulations made or adopted pursuant to the 1933 Act, the 1940 Act or by any securities association registered under the 1934 Act.

         15. The Sponsor may, if it desires and at its own cost and expense, appoint or employ agents to assist it in carrying out its obligations under this Contract, but no such appointment or employment shall relieve the Sponsor of any of its responsibilities or obligations to the Trust under this Contract.

         16. (a) The Sponsor shall from time to time employ or associate with it such persons as it believes necessary to assist it in carrying out its obligations under this Contract.

                  (b) The Sponsor shall pay all expenses incurred in connection with its qualification as a dealer or broker under Federal or state law.

                  (c) The Trust shall pay all expenses incurred in connection with (i) the preparation, printing and distribution to shareholders of the Prospectus and reports and other communications to shareholders, (ii) future registrations of Shares under the 1933 Act and the 1940 Act, (iii) amendments of the Registration Statement subsequent to the initial public offering of Shares,
(iv) qualification of Shares for sale in jurisdictions designated by the Sponsor, (v) qualification of the Trust as a dealer or broker under the laws of jurisdictions designated by the Sponsor, (vi) qualification of the Trust as a foreign corporation authorized to do business in any jurisdiction if the Sponsor determines that such qualification is necessary or desirable for the purpose of facilitating sales of Shares, (vii) maintaining facilities for the issue and transfer of Shares and (viii) supplying information, prices and other data to be furnished by the Trust under this Contract.

                  (d) The Trust shall pay any original issue taxes or transfer taxes applicable to the sale or delivery of Shares or certificates therefor.

                  (e) The Trust shall execute all documents and furnish any information which may be reasonably necessary in connection with the qualification of Shares of the Trust for sale in jurisdictions designated by the Sponsor.

         17. The Sponsor will render all services hereunder without compensation or reimbursement, except that the Sponsor shall receive such compensation or reimbursement in the form of (i) applicable sales charges described in the Prospectus, (ii) any reimbursement as is provided for by the Plan, (iii) such other reimbursement as is expressly permitted under this Contract, and (iv) applicable dealer reallowances described in the Prospectus.

         18. This Contract, and any Supplement, shall become effective with respect to each Fund on the date specified in each Fund's Supplement, and shall continue in effect until such time as there shall remain no unsold balance of Shares for such Fund registered under the 1933 Act, provided that this Contract shall continue in effect with respect to such Fund for a period of more than one year from such date specified in such Fund's Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act), and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract, and all of its Supplements, shall terminate automatically in the event of assignment (as defined in the 1940 Act). This Contract, and/or any and all Supplements, may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or this Contract or by vote of a majority of the appropriate Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice to the Sponsor and by the Sponsor upon 60 days' written notice to the Trust.

         19. Except to the extent necessary to perform the Sponsor's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Sponsor, or any affiliate of the Sponsor, or any employee of the Sponsor to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         20. The Declaration of Trust establishing the Trust, filed on April 22, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Republic Funds" refers to the Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

         21. This Contract shall be construed and its provisions interpreted, in accordance with the laws of the Commonwealth of Massachusetts.

         If the foregoing correctly sets forth the agreement between the Trust and the Sponsor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,
REPUBLIC FUNDS



By: /S/ PHILIP W. COOLIDGE
Title:


ACCEPTED:
SIGNATURE BROKER-DEALER SERVICES, INC.


By: /S/ PHILIP W. COOLIDGE
Title:

FT4070

                        DISTRIBUTION CONTRACT SUPPLEMENT


                                 Republic Funds
                              Six St. James Avenue
                           Boston, Massachusetts 02116

                                  June 14, 1993
                     as amended and restated August 28, 1995


Signature Broker-Dealer
  Services, Inc.
Six St. James Avenue
Boston, Massachusetts  02116

                  Re:  REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Sponsor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of Shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Republic U.S. Government Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Sponsor have entered into a Master Distribution Contract (the "Contract") pursuant to which the Sponsor has agreed to be the distributor of the Shares.

         3. As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund, and the Sponsor hereby acknowledges that the Contract shall pertain to the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

         4. The term "Fund" as used in the Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Contract shall become effective with respect to the Trust and the Fund on June 14, 1993, and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, PROVIDED that the Contract and this Supplement shall continue in effect with respect to the Fund for a period of more than one year from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a

Signature Broker-Dealer
  Services, Inc.
June 14, 1993
Page 2


majority of the Fund's outstanding voting securities (as defined in the 1940
Act), and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's trustees who are not parties to the Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940 Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or this Contract or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice to the Sponsor and by the Sponsor upon 60 days' written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Sponsor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

REPUBLIC FUNDS


By: /S/ PHILIP W. COOLIDGE


Accepted:

Signature Broker-Dealer
  Services, Inc.


By: /S/ PHILIP W. COOLIDGE






FT4070

                        DISTRIBUTION CONTRACT SUPPLEMENT


                                 Republic Funds
                              Six St. James Avenue
                           Boston, Massachusetts 02116

                                 October 6, 1994


Signature Broker-Dealer
  Services, Inc.
Six St. James Avenue
Boston, Massachusetts  02116

                  Re:  REPUBLIC NEW YORK TAX FREE MONEY MARKET FUND

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Sponsor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of Shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Republic New York Tax Free Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Sponsor have entered into a Master Distribution Contract (the "Contract") pursuant to which the Sponsor has agreed to be the distributor of the Shares.

         3. As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund, and the Sponsor hereby acknowledges that the Contract shall pertain to the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

         4. The term "Fund" as used in the Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Contract shall become effective with respect to the Trust and the Fund on October 6, 1994, and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, PROVIDED that the Contract and this Supplement shall continue in effect with respect to the Fund for a period of more than one year from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (b) the vote, cast in person at a meeting called for the purpose of

Signature Broker-Dealer
  Services, Inc.
October 6, 1994
Page 2

voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940 Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or this Contract or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice to the Sponsor and by the Sponsor upon 60 days' written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Sponsor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

REPUBLIC FUNDS


By: /S/ PHILIP W. COOLIDGE


Accepted:

Signature Broker-Dealer
  Services, Inc.


By: /S/ PHILIP W. COOLIDGE











FT4070

                        DISTRIBUTION CONTRACT SUPPLEMENT


                                 Republic Funds
                              Six St. James Avenue
                           Boston, Massachusetts 02116

                                 October 6, 1994
                     as amended and restated August 28, 1995


Signature Broker-Dealer
  Services, Inc.
Six St. James Avenue
Boston, Massachusetts  02116

                  Re:  REPUBLIC NEW YORK TAX FREE BOND FUND

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Sponsor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Republic New York Tax Free Bond Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Sponsor have entered into a Master Distribution Contract (the "Contract") pursuant to which the Sponsor has agreed to be the distributor of the Shares.

         3. As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund, and the Sponsor hereby acknowledges that the Contract shall pertain to the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

         4. The term "Fund" as used in the Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Contract shall become effective with respect to the Trust and the Fund on October 6, 1994, and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, PROVIDED that the Contract and this Supplement shall continue in effect with respect to the Fund for a period of more than one year from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940

Signature Broker-Dealer
  Services, Inc.
October 6, 1994
Page 2


Act), and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940 Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or this Contract or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice to the Sponsor and by the Sponsor upon 60 days' written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Sponsor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

REPUBLIC FUNDS


By: /S/ PHILIP W. COOLIDGE

Accepted:

Signature Broker-Dealer
  Services, Inc.


By: /S/ PHILIP W. COOLIDGE











FT4070

                        DISTRIBUTION CONTRACT SUPPLEMENT


                                 Republic Funds
                              Six St. James Avenue
                           Boston, Massachusetts 02116

                                  April 7, 1995


Signature Broker-Dealer
  Services, Inc.
Six St. James Avenue
Boston, Massachusetts  02116

                  Re:  REPUBLIC EQUITY FUND

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and you (the "Sponsor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Republic Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Sponsor have entered into a Master Distribution Contract (the "Contract") pursuant to which the Sponsor has agreed to be the distributor of the Shares.

         3. As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund, and the Sponsor hereby acknowledges that the Contract shall pertain to the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

         4. The term "Fund" as used in the Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. This Supplement and the Contract shall become effective with respect to the Trust and the Fund on April 7, 1995, and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, PROVIDED that the Contract and this Supplement shall continue in effect with respect to the Fund for a period of more than one year from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not

Signature Broker-Dealer
  Services, Inc.
April 7, 1995
Page 2

parties to the Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940 Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or this Contract or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice to the Sponsor and by the Sponsor upon 60 days' written notice to the Trust.

         If the foregoing correctly sets forth the agreement between the Trust and the Sponsor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

REPUBLIC FUNDS


By: /S/ PHILIP W. COOLIDGE


Accepted:

Signature Broker-Dealer
  Services, Inc.


By: /S/ PHILIP W. COOLIDGE











FT4199G